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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of April 30, 2004 by and among Capital Environmental Resource Inc., a corporation incorporated under the laws of the Province of Ontario (the "Company"), and the parties identified as Investors on Schedule A hereto (each individually an "Investor" and collectively the "Investors").

      WHEREAS, the Company and the Investors have entered into that certain Common Share Subscription Agreement, dated as of the date hereof (the "Subscription Agreement"), pursuant to which the Company is issuing and selling to the Investors (i) up to an aggregate of thirteen million four hundred thousand (13,400,000) of the Company's common shares and (ii) warrants to purchase common shares of the Company;

      WHEREAS, the Company intends to consummate a reorganization transaction in which the Company will become an indirect subsidiary of Waste Services, Inc. ("U.S. Newco"), which is currently the Company's wholly-owned U.S. subsidiary (the "U.S. Migration");

      WHEREAS, in connection with the U.S. Migration, each outstanding Common Share is expected to be converted into one share of common stock of U.S. Newco (the "U.S. Newco Common Stock") in a transaction qualifying for an exemption from registration under Section 3(a)(10) of the Securities Act, and such shares of U.S. Newco Common Stock are expected to be freely tradable without restriction by non-Affiliates of the Company; and

      WHEREAS, the execution and delivery of this Agreement is a condition to closing of the Common Share Subscription Agreement.

      NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

            1.    Definitions. For purposes of this Agreement:

                  (a) "Affiliate" shall have the meaning ascribed to such term in Rule 405 under the Securities Act.

                  (b)   "Common Shares" means the common shares of the Company.

                  (c) "Closing Date" means the date of the closing of the Common Share Subscription Agreement.

                  (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  (e) "Holder" means any Person owning or having the right to acquire Registrable Securities, or any assignee thereof in accordance with
Section 11 hereof.

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                  (f)   "Person" means any individual, partnership, limited
liability company, joint venture, corporation, association, trust or any other entity or organization.

                  (g) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

                  (h) "Registrable Securities" means (1) any Shares, (2) any securities issuable upon exercise of the Warrants and (3) any Common Shares issued to the Investor (or any assignee thereof in accordance with Section 11) as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Shares; provided, however, that any Registrable Securities sold by an Investor in a transaction in which such Investor's rights under this Agreement are not assigned pursuant to Section 11 below shall cease to be Registrable Securities from and after the time of such sale. In addition, any securities shall cease to be Registrable Securities from and after such time as they (4) are sold to the public in a registered public offering (5) are eligible for sale pursuant to Rule 144 under the Securities Act or (6) become freely tradable without restriction imposed by the Securities Act in connection with the U.S. Migration or otherwise. For purposes of determining whether any securities shall have ceased to be Registrable Securities hereunder, such securities shall be deemed to be held by a person that is a not an Affiliate of the Company.

                  (i) "SEC" means the United States Securities and Exchange Commission.

                  (j) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  (k) "Shares" means the Common Shares sold to the Investors pursuant to the Subscription Agreement; provided, however, that upon completion of the U.S. Migration the term "Shares" shall mean the shares of U.S. Newco common stock issued to the Investors in exchange for their Common Shares in connection with the U.S. Migration.

                  (l) "Violation" means any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed pursuant to this Agreement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents filed under state securities or "blue sky" laws in connection therewith, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (m) "Warrants" means the warrants to purchase Common Shares issued to the Investors pursuant to the Subscription Agreement; provided, however, that upon completion of the U.S. Migration, such Warrants will be automatically converted into the right to purchase an equal number of shares of U.S. Newco Common Stock.

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            2.    U.S. Migration.

                  (a) The Company hereby agrees to use its reasonable best efforts to cause the U.S. Migration to be consummated in a manner that qualifies for exemption from registration under Section 3(a)(10) of the Securities Act on or before June 30, 2004 with the effect that the shares of U.S. Newco Common Stock issued to the Investors in exchange for their Shares in connection with the U.S. Migration will be freely tradable without restriction imposed by the Securities Act by Persons who are not Affiliates of the Company following such consummation.

            3.    Shelf Registration Statement.

                  (a) The Company agrees that it shall file with the SEC a registration statement on Form S-3 under the Securities Act if the Company is then eligible to use such form, or if the Company is not then so eligible, any other SEC form which the Company is then eligible to use (any such registration statement, a "Shelf Registration Statement") for an offering to be made on a delayed and continuous basis pursuant to Rule 415 thereunder, and/or any similar rule that may be adopted by the SEC, to register the resale of any Registrable Securities outstanding as of such date (including any Shares (or securities issuable upon exercise of the Warrants) that are not freely tradable without restriction imposed by the Securities Act by Persons who are not Affiliates of the Company) by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act on or before 5:00 pm eastern time on the date that is one hundred twenty (120) days after the Closing Date (the "Effective Date").

                  (b) Notwithstanding the foregoing, the Company may postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed thirty (30) consecutive trading days if the Board of Directors of the Company shall have determined in good faith because of valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, capital raising activities, pending corporate developments and similar events, that postponing effectiveness is in the best interests of the Company, and prior to postponing the effectiveness the Company provides the Holders with written notice of such postponement, which notice need not specify the nature of the event giving rise to the postponement.

                  (c)   The Company shall use its reasonable best efforts to:
(i) to keep the Shelf Registration Statement continuously effective under the Securities Act in order to permit the prospectus forming a part thereof to be usable by Holders until the earliest of (1) the sale of all Registrable Securities registered under the Shelf Registration Statement; (2) the expiration of the period referred to in Rule 144(k) of the Securities Act with respect to all Registrable Securities held by Persons who are not Affiliates of the Company; and (3) one year from the date upon which the Shelf Registration Statement is declared effective under the Securities Act (such period being referred to herein as the "Effectiveness Period").

                  (d) The Company may suspend the use of the prospectus included in the Shelf Registration Statement for two separate periods (each, a "Blackout Period") not to

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exceed thirty (30) consecutive trading days if the Board of Directors of the
Company shall have determined in good faith because of valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, capital raising activities, pending corporate developments and similar events, that it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to the suspension. The Company may not declare more than one Blackout Period in any 365-calendar day period. The Blackout Periods, and the restriction against declaring more than one Blackout Period in any 365-day period, are together referred to as the "Maximum Blackout Periods."

                  (e) In the event that Holders are prevented from selling Registrable Shares through the Shelf Registration Statement as a result of a Blackout Period declared by the Company, the Effectiveness Period shall be extended by the number of days that Holders are prevented from making sales under the Shelf Registration Statement as a result of such Blackout Periods.

            4. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (b) Furnish to the Holders such number of copies of such registration statement and of each amendment and supplement thereto (in each case without exhibits unless requested by such Holders), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as any of the Holders may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such states or jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto (i) to qualify to do business in any state or jurisdiction where it would not otherwise be required to qualify but for the requirements of this clause (d), or (ii) to file a general consent to service of process in any such state or jurisdiction.

                  (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

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                  (e)   Notify each Holder of Registrable Securities covered by
such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement and such Holder's underwriters, if any, and confirm such advice in writing: (i) when the registration statement has become effective, (ii) when any post-effective amendment to the registration statement becomes effective and (iii) of any request by the SEC for any amendment or supplement to the registration statement or prospectus or for additional information.

                  (g) Notify each Holder of Registrable Securities if at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of the registration statement. Upon the occurrence of any of the events mentioned in the preceding sentence, the Company will use its reasonable best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Company will advise each Holder of Registrable Securities promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any Registrable Securities for sale in any jurisdiction.

                  (h) In the case of an offering that is an underwritten public offering, (x) cause to be delivered an opinion of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the Holders and the underwriters, and (y) cause to be delivered, on the date that the registration statement with respect to such securities becomes effective, a "comfort" letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to the underwriters, addressed to the underwriters, and, a reaffirmation of such letter on the date that such Registrable Securities are delivered to the underwriters for sale.

                  (i) As soon as practicable after the effective date of the registration statement, and in any event within sixteen (16) months thereafter, have "made generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) covering a period of at least twelve (12) months beginning after the effective date of the registration statement and otherwise complying with
Section 11(a) of the Securities Act.

                  (j) List the Registrable Securities which are registered pursuant to Section 3 on each national securities exchange or automated quotation system upon which the shares to be registered are traded.

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            5.    Amendments, Supplements to Prospectus. Immediately upon
receipt of a notice referred to in Section 4(f) hereof, each Holder agrees to
(i) cease making sales of securities pursuant to any then effective registration statement or any prospectus contained therein until it has received from the Company an amendment or supplement to the registration statement or prospectus and (ii) to promptly deliver to the Company any copies of the registration statement or such prospectus then in its possession.

            6. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall promptly furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

            7. Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 3, including (without limitation) all registration, filing and qualification fees, printers' fees, fees and expenses of counsel and accountants for the Company and the reasonable fees and disbursements of one firm of counsel for the selling Holders, shall be borne by the Company, even if such registrations, filings, or qualifications do not become effective.

            8.    Registration Default.

                  (a) If the Shelf Registration Statement has not been declared effective on or before 5:00 p.m. eastern time on the Effective Date and there are as of such date any outstanding Registrable Securities, the Company shall become obligated to pay to each Investor who continues to hold Registrable Securities on the Effective Date a cash payment equal to one percent (1%) of the last reported sales price of one Common Share on the trading day immediately preceding the Closing Date, as reported by the Nasdaq Stock Market (the "Last Reported Sales Price"), multiplied by the number of Registrable Securities held by such Investor as of the Effective Date. In addition, until the Shelf Registration Statement has been declared effective, the Company shall become obligated to pay to each Investor who continues to hold Registrable Securities on the first day of each calendar month after the Effective Date (each a "Subsequent Computation Date") a cash payment equal to one percent (1%) of the Last Reported Sales Price multiplied by the number of Registrable Securities held by such Investor as of such Subsequent Computation Date.

                  (b) If the Company exceeds the Maximum Blackout Periods permitted under this Agreement and there are then outstanding any Registrable Securities included on the Shelf Registration Statement, the Company shall become obligated to pay to each Investor who continues to hold Registrable Securities included on the Shelf Registration Statement on the date that the Maximum Blackout Periods are exceeded (the "First Blackout Penalty Date") a cash payment equal to one percent (1%) of the Last Reported Sales Price multiplied by the number of any such Registrable Securities held by such Investor as of such First Blackout Penalty Date. In addition, until use of the prospectus contained within the Shelf Registration Statement is no longer suspended pursuant to such Blackout Period, the Company shall become obligated to pay to each Investor who continues to hold Registrable Securities included in the Shelf Registration

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Statement on the first day of each calendar month after the First Blackout
Penalty Date (each a "Subsequent Blackout Penalty Date") a cash payment equal to one percent (1%) of the Last Reported Sales Price multiplied by the number of such remaining Registrable Securities held by such Investor as of such Subsequent Blackout Penalty Date.

                  (c) All payments made under this Section 8 shall be made within five (5) business days after the Effective Date, the First Blackout Penalty Date, or the relevant Subsequent Computation Date or Subsequent Blackout Penalty Date, as the case may be, and shall be deemed and considered for all purposes to be liquidated damages and not a penalty. As expressed in Section 20 of this Agreement, it is agreed that the payments made to each Investor under this Section 8 shall not constitute such Investor's exclusive remedy, and such payments shall be in addition to any other remedies available to such Investor under applicable law.

            9. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) The Company will indemnify and hold harmless each Holder, its heirs, personal representatives and assigns, each of such Holder's officers, directors, partners, employees and affiliates, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal, state, Canadian, or provincial securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a Violation; and the Company will pay to each such indemnified party, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a particular indemnified party for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such indemnified party.

                  (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder (and any affiliate thereof) selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal, state, Canadian, or provincial securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this

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Section 9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall the liability of any Holder under this Section 9(b) or otherwise in connection with the offering exceed the net proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel (but no more than one separate counsel, plus any required local counsel, with respect to all indemnified parties) with the fees and expenses to be paid by the indemnifying party, if in the reasonable opinion of counsel to an indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicts of interests between, or different defenses available to, such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 9 except if, and only to the extent that, the indemnifying party is actually prejudiced thereby.

                  (d)   The obligations of the Company and Holders under this
Section 9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement.

                  (e) Any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

                  (f) If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, then, in lieu of indemnifying such indemnified party, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall

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be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary in this Section 9, no Holder shall be required, pursuant to this Section 9 or otherwise in connection with the offering, to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Common Shares in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified party relate.

            10. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, for so long as any Registrable Securities remain outstanding, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) remain registered under the Exchange Act and file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

            11. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned in whole or in part to any Person acquiring Registrable Securities from a Holder in compliance with the applicable provisions of any relevant agreement between such Holder and the Company, provided that such transferee or assignee delivers to the Company a written instrument by which such transferee or assignee agrees to be bound by the obligations imposed on Holders under this Agreement to the same extent as if such transferee or assignee was a party hereto.

            12. Amendment; Waiver. Any provision of this Agreement may be amended only with the written consent of the Company and Holders holding a majority - in-interest of the Registrable Securities. The observance of any provision of this Agreement by the Company may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Holders holding a majority of the Registrable Securities. The observance of any provision of this Agreement by any Holder may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of

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the Company. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon each Holder of Registrable Securities at the time outstanding, each future Holder of all such securities, and the Company.

            13. Changes in Registrable Securities. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed. Without limiting the generality of the foregoing, (i) the Company will require any successor by merger or consolidation to assume and agree to be bound by the terms of this Agreement, as a condition to any such merger or consolidation and (ii) upon the consummation of the U.S. Migration, all references in this Agreement to Common Shares shall be deemed to refer to the shares of common stock of U.S. Newco into which the common shares of the Company have been converted or are convertible and all references to the Company shall be deemed to refer to U.S. Newco.

            14. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

            15. Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within Delaware.

            16. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns (as provided in Section 11), heirs, executors and administrators of the parties hereto.

            17. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon receipt by the party to be notified (including by facsimile, receipt confirmed) or three (3) days after being sent by registered or certified mail, postage prepaid and addressed to the party to be notified (a) if to a party other than the Company, at such party's address set forth in the Subscription Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) if to the Company, at its address set forth in the Subscription Agreement, or at such other address as the Company shall have furnished to the parties in writing.

            18. Severability. Any invalidity, illegality or limitation on the enforceability of this Agreement or any part hereof, by any party whether arising by reason of the law of the respective party's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other parties. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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            19.   Titles and Subtitles. The titles and subtitles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            20. Delays or Omissions; Remedies Cumulative. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the parties, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a party of any breach or default under this Agreement, or any waiver by a party of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a party, shall be cumulative and not alternative.

            21. Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile), each of which shall be deemed an original, but all of which together shall constitute one instrument.

                            [Signature page follows]

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

      IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first above written.

                         CAPITAL ENVIRONMENTAL RESOURCE INC.

                         By: _____________________________________________
                         Name: Ivan R. Cairns
                         Title: Executive Vice President, General Counsel and
                                Secretary

                         INVESTOR

                         _________________________________________________
                         Name:
                         Title (if applicable):

                         Address:

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